Exhibit 10.1

AMENDMENT NO 1
TO
SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Securities Purchase Agreement (the “SPA”) dated as of January 21, 2014 is entered into to be effective as of September __, 2014, by and among Advanced Cannabis Solutions, Inc., a Colorado corporation (the “Company”), and Full Circle Capital Corporation, a Maryland corporation (the “Holder”). All references to the SPA shall refer to the SPA as amended in this Amendment, including the Exhibits hereto. Capitalized terms used herein and not defined shall have the meanings set forth in the SPA.

WHEREAS, subject to certain conditions set forth in the SPA, the Company may issue to the Holder a Note for the principal amount of $7,500,000;

WHEREAS, upon mutual agreement of the Company and the Holder, the Company may subsequently issue to the Holder additional Notes for an aggregate principal amount of up to $22,500,000;

WHEREAS, pursuant to the SPA, the Company sold the Holder a warrant to purchase up to 1,400,000 shares of Common Stock (the “Warrant”); and

WHEREAS, the Holder and the Company desire to amend the terms of the SPA to better reflect current market conditions for the Company’s Common Stock and the business and industry as a whole.

NOW THEREFORE, in consideration of the above, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.1	The definition of “Conversion Price” in Section 3(b)(ii) of Exhibit A to the SPA (the “Form of Notes”) shall be amended and restated as follows:

“Conversion Price” means, as of the Conversion Date or other date of determination, $4.00 per share.

1.2	The Warrant shall be amended as set forth in Exhibit A to this Amendment.

1.3 All other terms and provisions of the SPA and the Form of Notes in direct conflict with the amendment specifically set forth herein are hereby amended to conform to this Amendment; and except for this Amendment, all other terms and conditions of the SPA and the Form of Notes shall remain unamended hereby and in full force and effect.

1.4 This Amendment, together with the SPA and its exhibits, embodies the entire agreement and understanding between the Company and the Holder relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

1.5 If any provision of this Amendment, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Amendment, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

1.6 This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same agreement.  A facsimile transmission of this signed Amendment shall be legal and binding on all parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly caused this Amendment to be executed and delivered on the date first written above.

COMPANY:		HOLDER:
ADVANCED CANNABIS SOLUTIONS, INC.		FULL CIRCLE CAPITAL CORPORATION

By:	/s/Robert L. Frichtel	By:	/s/ Gregg J. Felton
Title:	CFO	Title:	President and Co-Chief Executive Officer

Exhibit A

AMENDMENT NO. 1
TO
WARRANT TO PURCHASE COMMON STOCK

This Amendment No. 1 (the “Warrant Amendment”) to the Warrant to Purchase Common Stock (the “Warrant”) dated as of January 21, 2014 is entered into to be effective as of September __, 2014, by and among Advanced Cannabis Solutions, Inc., a Colorado corporation (the “Company”), and the holder of the Warrant, Full Circle Capital Corporation, a Maryland corporation (the “Holder”).  Capitalized terms used herein and not defined shall have the meanings set forth in the Securities Purchase Agreement entered into by the Company and the Holder and dated as of January 21, 2014 (the “SPA”).

WHEREAS, pursuant to the SPA, the Company sold to the Holder a Warrant to purchase up to 1,000,000 shares of Common Stock;

WHEREAS, subject to certain conditions in the SPA, the Company may issue to the Holder a promissory note or series of promissory notes in the principal amount of up to $7,500,000 and subsequent additional promissory notes in the amount of up to $22,500,000 (each a “Note”); and

WHEREAS, the Holder and the Company desire to amend the terms of the Warrant to better reflect current market conditions for the Company’s Common Stock and the business and industry as a whole.

NOW THEREFORE, in consideration of the above, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.1	The definition of “Exercise Price” in Section 1(b) of the Warrant shall be amended and restated as follows:

Exercise Price.  For the purposes of this Warrant, “Exercise Price” means:

(i) $4.00 per share.

1.2	The amount of shares issuable upon the exercise of the Warrant shall be increased to 1,400,000 shares.

1.3
All other terms and provisions of the Warrant in direct conflict with the amendment specifically set forth herein are hereby amended to conform to this Warrant Amendment; and except for this Warrant Amendment, all other terms and conditions of the Warrant shall remain unamended hereby and in full force and effect.

1.4
This Warrant Amendment, together with the Warrant, embodies the entire agreement and understanding between the Company and the Holder relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

1.5
If any provision of this Warrant Amendment, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Warrant Amendment, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

1.6
This Warrant Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same agreement.  A facsimile transmission of this signed Warrant Amendment shall be legal and binding on all parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly caused this Warrant Amendment to be executed and delivered on the date first written above.

COMPANY:		HOLDER:
ADVANCED CANNABIS SOLUTIONS, INC.		FULL CIRCLE CAPITAL CORPORATION

By:	/s/Robert L. Frichtel	By:	/s/ Gregg J. Felton
Title:	CFO	Title:	President and Co-Chief Executive Officer